BIONDO FOCUS FUND
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2025

Shares		Fair Value
	COMMON STOCKS — 95.0%
	BIOTECH & PHARMA - 1.5%
10,000	TransMedics Group, Inc.(a)	$ 672,800

	E-COMMERCE DISCRETIONARY - 5.0%
12,000	Amazon.com, Inc.(a)	2,283,120

	INTERNET MEDIA & SERVICES - 4.4%
13,000	Alphabet, Inc., Class A	2,010,320

	MEDICAL EQUIPMENT & DEVICES - 20.9%
4,250	IDEXX Laboratories, Inc.(a)	1,784,788
13,500	Intuitive Surgical, Inc.(a)	6,686,145
20,000	PROCEPT BioRobotics Corporation(a)	1,165,200
		9,636,133
	SEMICONDUCTORS - 16.7%
3,000	ASML Holding N.V. - ADR	1,987,890
52,500	NVIDIA Corporation	5,689,950
		7,677,840
	SOFTWARE - 15.8%
4,500	Adobe, Inc.(a)	1,725,885
9,500	Atlassian Corporation, Class A(a)	2,015,995
2,250	ServiceNow, Inc.(a)	1,791,315
18,350	Shopify, Inc., Class A(a)	1,752,058
		7,285,253
	TECHNOLOGY HARDWARE - 7.3%
15,000	Apple, Inc.	3,331,950

	TECHNOLOGY SERVICES - 23.4%
30,000	Block, Inc., Class A(a)	1,629,900
1,250	Fair Isaac Corporation(a)	2,305,200
12,500	Mastercard, Inc., Class A	6,851,499
		10,786,599

	TOTAL COMMON STOCKS (Cost $17,151,349)	43,684,015

BIONDO FOCUS FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2025

Shares			Fair Value
RIGHTS — 0.0%(b)
MEDICAL EQUIPMENT & DEVICES – 0.0%(b)
18,500		ABIOMED, Inc. – CVR(a)(c)(d)	$ _
		TOTAL RIGHTS (Cost $59,570)	_

SHORT-TERM INVESTMENT — 0.2%
MONEY MARKET FUND - 0.2%
84,700		First American Treasury Obligations Fund, Class X, 4.25%(e) (Cost $84,700)	84,700

		TOTAL INVESTMENTS - 95.2% (Cost $17,295,619)	$ 43,768,715
		OTHER ASSETS IN EXCESS OF LIABILITIES- 4.8%	2,187,243
		NET ASSETS - 100.0%	$ 45,955,958

-

ADR - American Depositary Receipt

CVR - Contingent Value Rights

NV	- Naamioze Vennootschap

(a)	Non-income producing security.
(b) (c) (d)	Percentage rounds to less than 0.1%. Illiquid security. Valued using unobservable inputs and fair valued by the advisor.
(e)	Rate disclosed is the seven day effective yield as of March 31, 2025.